SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549





                                 FORM 8-K





                              CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) February 7, 1997
                                                ___________________

                  PERMA-FIX ENVIRONMENTAL SERVICES, INC.
           _____________________________________________________
          (Exact name of registrant as specified in its charter)


    Delaware              1-11596                 58-1954497
  ______________         ___________          __________________
 (State or other        (Commission           (IRS Employer
 jurisdiction of         File Number)         Identification No.)
 incorporation)


1940 N.W. 67th Place, Suite A, Gainesville, Florida       32653
___________________________________________________      _________
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (352) 373-4200
                                                  _________________


                              Not applicable
       ____________________________________________________________
       (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.
        ________________________________

        Not applicable.

Item 2. Acquisition or Disposition of Assets.
        _____________________________________

        Not applicable.

Item 3. Bankruptcy or Receivership.
        ___________________________

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
        ______________________________________________

        Not applicable.

Item 5. Other Events.
        ____________

        Five warrants, dated February 10, 1992, to purchase an aggregate of 487,814 shares of the Registrant's Common
        Stock were amended on February 7, 1997, to (i) reduce the exercise price thereof from $2.1475 per share of Common
        Stock to $1.00 per share of Common Stock and (ii) extend the expiration date of the warrants from February 10, 1997, to March 3, 1997. Such warrants were not otherwise amended. Pursuant to anti-dilution adjustments provided for in such warrants, the exercise price of such warrants was previously reduced from $3.02 per share of Common
        Stock to $2.1475 per share of Common Stock. On the date of such amendments, such warrants were held by Steve Gorlin
        (a director of the Registrant), D. H. Blair Investment Banking Corporation, Productivity Fund II, L.P., Environmental Venture Fund, L.P. and Alfred C. Warrington, IV. See Item 7 below.
        On February 14, 1997, Steve Gorlin assigned all of his interests in such warrants (covering 206,701 shares of Common Stock) to Donald B. Sallee.

Item 6. Resignations of Registrant's Directors.
        ______________________________________

        Not applicable.

Item 7. Financial Statements and Exhibits.
        __________________________________

        (a)   Financial statements of business acquired.

           Not applicable.

        (b)   Pro forma financial information.

           Not applicable.

        (c)   Exhibits.

               4.1  Common Stock Warrant dated as of February 10,
                    1992, between the Registrant and D. H. Blair
                    Investment Banking Corporation.

               4.2  Amendment to Common Stock Warrant dated as of
                    February 7, 1997, between the Registrant and
                    Alfred C. Warrington, IV.

               4.3  Amendment to Common Stock Warrant dated as of
                    February 7, 1997, between the Registrant and
                    Productivity Fund II, L.P.

               4.4  Amendment to Common Stock Warrant dated as of
                    February 7, 1997, between the Registrant and
                    Environmental Venture Fund, L.P.

               4.5  Amendment to Common Stock Warrant dated as of
                    February 7, 1997, between the Registrant and
                    Steve Gorlin

               4.6  Amendment to Common Stock Warrant dated as of
                    February 7, 1997, between the Registrant and
                    D. H. Blair Investment Banking Corporation

Item 8.   Change in Fiscal Year.
          _____________________

          Not applicable.

Item 9.   Sales of Equity Securities Pursuant to Regulation S.
          ___________________________________________________

          Not applicable.

                *      *      *      *      *      *      *

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PERMA-FIX ENVIRONMENTAL
                                  SERVICES, INC.


                                 By: /s/ Dr. Louis F. Centofanti
                                    ___________________________
                                    Dr. Louis F. Centofanti
                                    Chairman and
                                    Chief Executive Officer


Date:  February 14, 1997

                               Exhibit Index

                                                        Sequentially
Exhibit                                                   Numbered
Number                  Description                         Page
________   ___________________________________________   ___________

  4.1     Common Stock Warrant dated as of February 10,
          1992, between the Registrant and D. H. Blair
          Investment Banking Corporation                       6

  4.2     Amendment to Common Stock Warrant dated as of
          February 7, 1997, between the Registrant and
          Alfred C. Warrington, IV                            24

  4.3     Amendment to Common Stock Warrant dated as of
          February 7, 1997, between the Registrant and
          Productivity Fund II, L.P.                          26

  4.4     Amendment to Common Stock Warrant dated as of
          February 7, 1997, between the Registrant and
          Environmental Venture Fund II, L.P.                 28

  4.5     Amendment to Common Stock Warrant dated as of
          February 7, 1997, between the Registrant and
          Steve Gorlin                                        30

  4.6     Amendment to Common Stock Warrant dated as of
          February 7, 1997, between the Registrant and
          D. H. Blair Investment Banking Corporation          32